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                                                                    EXHIBIT 10.2

                               TENTH AMENDMENT TO
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                                 March 20, 2001

                  Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of January 20, 2000 (as heretofore amended, the "DIP CREDIT AGREEMENT"), by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary and MHG individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"); the Lenders listed on the signature pages thereof; First Union National Bank, as syndication agent; PNC Capital Markets, Inc. and First Union Securities, Inc., as co-arrangers; and PNC Bank, National Association, as collateral agent and administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

                  Borrowers and Lenders desire to amend the DIP Credit Agreement to (i) authorize the issuance of a Letter of Credit to RLI (as hereinafter defined) under the Borrower's surety program, (ii) make certain amendments to
Section 7.15 of the DIP Credit Agreement to allow the Borrowers to pay certain surety-backed prepetition claims, and (iii) make certain amendments to Section
5.10 of the DIP Credit Agreement regarding the filing of a plan of reorganization and disclosure statement by the Borrowers. The Lenders are prepared to do so solely on the terms and conditions herein.

                  NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders hereby agree as follows:

                  First, the Borrowers and the undersigned Lenders hereby agree that the following definitions shall be inserted into Section 1.1 of the DIP Credit Agreement in alphabetical order:

                  "`PREPETITION BONDED OBLIGATIONS' means obligations of the Borrowers either existing as of the Petition Date or subsequently arising as a result of the Borrowers' pre-Petition Date acts or omissions, provided (a) such obligations are secured by one or more surety bonds (regardless of whether or not the surety bond in question was issued prior to, on or after the Petition Date) and (b) Borrowers' corresponding indemnity obligations to the surety bond issuer in the event of any payments under such bonds are supported by a Letter of Credit.

                  `RLI' means the RLI Insurance Company, its successors and assigns, and any


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         replacement provider of surety bonds for the account of the Borrowers, which replacement provider is acceptable to the Agents..

                  `RLI LC' means the transferable Letter of Credit (as amended, extended, renewed or transferred) issued by an LC Issuing Bank on or after the Tenth Amendment Effective Date, in an amount not to exceed $7,850,000, initially, or, with the consent of the Agents, such higher amount as RLI may require (but in no event to exceed the available Aggregate LC Exposure as set forth in Section 2.05(a)(i)), for the benefit of RLI as collateral for certain surety bonds issued from time to time by RLI pursuant to MHG's surety program.

                  `RLI LC CASH COLLATERAL ACCOUNT' means a cash collateral account established to secure the Borrowers' reimbursement obligations with respect to the RLI LC, which account shall be administered as an "LC Collateral Account" in accordance with the provisions of Sections 7(e), (f) and (g) of the Security Agreement (it being understood that the conditions precedent in Section 7(e) of the Security Agreement to the creation of an LC Collateral Account shall be deemed waived for the purpose of establishing such cash collateral account).

                  `TENTH AMENDMENT' means that certain Tenth Amendment to the Debtor-In-Possession Credit Agreement dated as of March 20, 2001, by and among the Borrowers, the Collateral Agent, the Administrative Agent, the Syndication Agent and the Lenders party thereto.

                  `TENTH AMENDMENT EFFECTIVE DATE' has the meaning assigned to that term in the Tenth Amendment."

                  Second, the Borrowers and the undersigned Lenders hereby agree that the definition of Borrowing Base shall be amended and restated in its entirety to read as follows:

                  "`BORROWING BASE' means, as of any date of determination during any calendar month, the sum of (i) $7,500,000, (ii) the amount shown in the Year 2000 DIP Budget's projected monthly balance sheets as "Working Capital Facility" borrowings for such calendar month and
         (iii), from and after the Tenth Amendment Effective Date, the undrawn amount of the RLI LC."

                  Third, the Borrowers and the undersigned Lenders hereby agree that Section 2.05(a)(i) of the DIP Credit Agreement is hereby amended by deleting reference to "$5,000,000" contained therein and substituting therefor, "$10,000,000".

                  Fourth, the Borrowers and the undersigned Lenders hereby agree that Section 2.05(b) of the DIP Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing, the RLI LC shall have an expiry date of one year after its date of issuance, which expiry date shall be automatically extended in successive one-year terms, unless notice of non-renewal is given to the beneficiary of the RLI LC by the LC Issuing Bank at least 45 days prior to the current expiry date."


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                  Fifth, the Borrowers and the undersigned Lenders hereby agree that Section 2.05(d) of the DIP Credit Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (iii), and (b) adding the following language immediately prior to the period at the end thereof:

                  "; and (v) with respect to the RLI LC, cash collateral in an amount equal to 105% of the maximum amount available for drawing under the RLI LC is deposited by the Borrowers in the RLI LC Cash Collateral Account."

                  Sixth, the Borrowers and the undersigned Lenders hereby agree that Section 2.05(e) of the DIP Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing, the RLI LC shall be automatically extended beyond its initial expiry date in successive one-year terms, unless notice of non-renewal is given to the beneficiary of the RLI LC by the LC Issuing Bank at least 45 days prior to the current expiry date."

                  Seventh, the Borrowers and the undersigned Lenders hereby agree that Section 2.05(i) is hereby amended by adding the following language after subsection (ii):

                  "Notwithstanding the foregoing, the Borrowers' obligations to reimburse the LC Issuing Bank for drawings under the RLI LC shall be satisfied to the extent that cash collateral held in the RLI LC Cash Collateral Account is applied to reimburse the LC Issuing Bank for such drawings under the RLI LC."

                  Eighth, the Borrowers and the undersigned Lenders hereby agree that Section 7.15 of the DIP Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (e), and (ii) adding the following new clauses immediately prior to the period at the end thereof:

                  ", (g) the Borrowers may make a payment in the approximate amount of $106,000 in satisfaction of its Prepetition Bonded Obligation to the Maryland Medicaid program, and such other payments of Prepetition Bonded Obligations as to which the Agents may consent from time to time."

                  Ninth, the Borrowers and the undersigned Lenders hereby agree that Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "March 20, 2001" contained therein and substituting therefor "April 20, 2001", provided that the foregoing amendment shall be without prejudice to the Lenders' right at any time to seek to terminate the Borrowers' exclusive right to file a plan of reorganization.

                  On and after the Tenth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended through the date thereof, including by this Tenth Amendment to Debtor-

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In-Possession Credit Agreement (this "TENTH AMENDMENT"; the DIP Credit
Agreement, as so amended, being the "AMENDED AGREEMENT").

                  Without limiting the generality of the provisions of Section
11.05 of the DIP Credit Agreement, the amendment set forth above shall be limited precisely as written, and nothing in this Tenth Amendment shall be deemed to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Tenth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  In order to induce Lenders to enter into this Tenth Amendment, each Borrower, by its execution of a counterpart of this Tenth Amendment, represents and warrants that, subject to obtaining the approval of the Court to the execution, delivery and performance of this Tenth Amendment, (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Tenth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Tenth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Tenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or violate, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or constitute a default under any agreement or other instrument binding upon it (which default, in the case of such instruments or agreements, would give rise to rights enforceable on a post-Petition Date basis) or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Tenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official that has not already been taken or granted, (e) this Tenth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, and (f) after giving effect to this Tenth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Tenth Amendment that would constitute a Default.

                  This Tenth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Tenth Amendment shall become effective (the date of such effectiveness being the "TENTH AMENDMENT EFFECTIVE DATE") as of March 20, 2001 provided the following conditions shall have been met: (a) the Borrowers and the Lenders shall have executed counterparts of this Tenth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof, (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Houlihan Lokey Howard & Zukin and Deloitte Consulting that are received by MHG prior to 12:00 Noon (New York City time) on


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March 22, 2001 have been paid in full, (c) that certain $7,850,000 irrevocable standby letter of credit No. S221810PGH dated September 2, 1999 (as amended) issued by PNC for the benefit of AmWest Surety Insurance (the "AmWest LC") shall have been returned to PNC marked cancelled (or cash collateral equal to 105% of the maximum amount available for drawing under the AmWest LC is deposited with PNC while arrangements for such return and cancellation are made), (d) the Agents shall have received copies of and shall have been satisfied with the terms of all agreements between the Borrowers and RLI in respect of the RLI LC, including any indemnity agreement, and (e) the Court shall have entered an order, in form and substance satisfactory to the Lenders, approving this Tenth Amendment.

                  THIS TENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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BORROWERS:              MARINER HEALTH GROUP, INC.
                        AID & ASSISTANCE, INC.
                        BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC. BRIDE BROOK NURSING & REHABILITATION CENTER,
                             INC.
                        COMPASS PHARMACY SERVICES, INC.
                        COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                        COMPASS PHARMACY SERVICES OF TEXAS, INC.
                        CYPRESS NURSING FACILITY, INC.
                        LONG RIDGE NURSING AND REHABILITATION CENTER,
                             INC.
                        LONGWOOD REHABILITATION CENTER, INC.
                        MARINER HEALTH AT BONIFAY, INC.
                        MARINER HEALTH CARE, INC.
                        MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                        MARINER HEALTH CARE OF DELAND, INC.
                        MARINER HEALTH CARE OF FORT WAYNE, INC.
                        MARINER HEALTH CARE OF GREATER LAUREL, INC.
                        MARINER HEALTH CARE OF INVERNESS, INC.
                        MARINER HEALTH CARE OF LAKE WORTH, INC.
                        MARINER HEALTH CARE OF MACCLENNY, INC.
                        MARINER HEALTH CARE OF METROWEST, INC.
                        MARINER HEALTH CARE OF NASHVILLE, INC.
                        MARINER HEALTH CARE OF NORTH HILLS, INC.
                        MARINER HEALTH CARE OF ORANGE CITY, INC.
                        MARINER HEALTH CARE OF PALM CITY, INC.
                        MARINER HEALTH CARE OF PINELLAS POINT, INC.
                        MARINER HEALTH CARE OF PORT ORANGE, INC.
                        MARINER HEALTH CARE OF SOUTHERN CONNECTICUT,
                             INC.
                        MARINER HEALTH CARE OF TOLEDO, INC.
                        MARINER HEALTH CARE OF TUSKAWILLA, INC.
                        MARINER HEALTH CARE OF WEST HILLS, INC.
                        MARINER HEALTH CENTRAL, INC.
                        MARINER HEALTH HOME CARE, INC.
                        MARINER HEALTH OF FLORIDA, INC.
                        MARINER HEALTH OF JACKSONVILLE, INC.
                        MARINER HEALTH OF MARYLAND, INC.
                        MARINER HEALTH OF ORLANDO, INC.
                        MARINER HEALTH OF PALMETTO, INC.
                        MARINER HEALTH OF SEMINOLE COUNTY, INC.
                        MARINER HEALTH OF TAMPA, INC.
                        MARINER HEALTH RESOURCES, INC.
                        MARINER PHYSICIAN SERVICES, INC.
                        MARINER PRACTICE CORPORATION
                        MARINER - REGENCY HEALTH PARTNERS, INC.
                        MARINERSELECT STAFFING SOLUTIONS, INC.
                        MARINER SUPPLY SERVICES, INC.
                        MEDREHAB, INC.


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                        MEDREHAB OF INDIANA, INC.
                        MEDREHAB OF LOUISIANA, INC.
                        MEDREHAB OF MISSOURI, INC.
                        MERRIMACK VALLEY NURSING & REHABILITATION
                             CENTER, INC.
                        METHUEN NURSING & REHABILITATION CENTER, INC. MHC REHAB. CORP.
                        MHC TRANSPORTATION, INC.
                        MYSTIC NURSING & REHABILITATION CENTER, INC.
                        NATIONAL HEALTH STRATEGIES, INC.
                        PARK TERRACE NURSING & REHABILITATION CENTER,
                             INC.
                        PENDLETON NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION
                        PINNACLE CARE CORPORATION OF HUNTINGTON
                        PINNACLE CARE CORPORATION OF NASHVILLE
                        PINNACLE CARE CORPORATION OF SENECA
                        PINNACLE CARE CORPORATION OF SUMTER
                        PINNACLE CARE CORPORATION OF WILLIAMS BAY
                        PINNACLE CARE CORPORATION OF WILMINGTON
                        PINNACLE CARE MANAGEMENT CORPORATION
                        PINNACLE PHARMACEUTICALS, INC.
                        PINNACLE PHARMACEUTICAL SERVICES, INC.
                        PINNACLE REHABILITATION, INC.
                        PINNACLE REHABILITATION OF MISSOURI, INC.
                        PRISM CARE CENTERS, INC.
                        PRISM HEALTH GROUP, INC.
                        PRISM HOME CARE COMPANY, INC.
                        PRISM HOME CARE, INC.
                        PRISM HOME HEALTH SERVICES, INC.
                        PRISM HOSPITAL VENTURES, INC.
                        PRISM REHAB SYSTEMS, INC.
                        REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY,
                             INC.
                        SASSAQUIN NURSING & REHABILITATION CENTER, INC. TAMPA MEDICAL ASSOCIATES, INC.
                        THE OCEAN PHARMACY, INC.
                        TRI-STATE HEALTH CARE, INC.
                        WINDWARD HEALTH CARE, INC.

                        BY:
                            ----------------------------------------------------
                            Boyd P. Gentry
                            Vice President for each of the foregoing Borrowers


                                      S-2
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                        IHS REHAB PARTNERSHIP, LTD.

                        BY: MARINER HEALTH CARE OF NASHVILLE, INC., its
                            General Partner


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                        MARINER HEALTH PROPERTIES IV, LTD.

                        BY: MARINER HEALTH OF FLORIDA, INC., its General Partner


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                        MARINER HEALTH PROPERTIES VI, LTD.

                        BY: MARINER HEALTH OF FLORIDA, INC., its General Partner


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                        SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP

                        BY: TRI-STATE HEALTH CARE, INC., its General Partner


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


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                            ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE
                              HARBOUR, L.L.C.

                            BY: MARINER HEALTH OF MARYLAND, INC., its General
                                Partner


                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

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AGENTS AND LENDERS:         PNC BANK, NATIONAL ASSOCIATION,
                            individually and as Administrative Agent,
                            Collateral Agent and LC Issuing Bank


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

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                            FIRST UNION NATIONAL BANK,
                            individually and as Syndication Agent


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

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                            CREDIT LYONNAIS NEW YORK BRANCH,
                            as a Lender


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

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                            BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.,
                            as a Lender


                            By:
                               -------------------------------------------------
                            Name:
                            Title: